SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003

ABAXIS, INC.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer)
incorporation or organization)		Identification No.)

3240 Whipple Road, Union City, CA	94587
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 675-6500

(Former name or address, if changes since last report)

Item 5.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.

     On October 15, 2003, the Company released a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Exhibit No.	Description

99.1	Press release dated October 15, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of October, 2003.

Abaxis, Inc.

By:	/s/ Alberto Santa Ines

Alberto Santa Ines Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 15, 2003.